SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317. 636.1600

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Common stock, $0.0001 par value	SPG	New York Stock Exchange
8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2021, the Board of Directors (the “Board”) of Simon Property Group, Inc. (the “Company”), upon recommendation of its Governance and Nominating Committee, appointed Ms. Peggy Fang Roe to the Board, with a term set to expire at the Company’s 2022 annual meeting of stockholders.  The appointment of Ms. Roe increases the size of the Board to fourteen members.  The Governance and Nominating Committee and the Board have determined that Ms. Roe is Independent under the Company’s Governance Principles and in accordance with the rules adopted by the Securities and Exchange Commission.  There are no arrangements or understandings between Ms. Roe and any other persons pursuant to which Ms. Roe was appointed a director of the Company.

As a non-employee director, Ms. Roe will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2021 and incorporated herein by reference. In addition, it is expected that she will enter into the Company’s standard form of director indemnity agreement. The form of the indemnity agreement was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 13, 1998 and is incorporated herein by reference.

A copy of the Company’s press release announcing the appointment of Ms. Roe to the Board is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description

99.1	Press Release, dated December 8, 2021 issued by Simon Property Group, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 8, 2021

SIMON PROPERTY GROUP, INC.

By:	/s/ STEVEN E. FIVEL
Steven E. Fivel,
Secretary and General Counsel

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